
HERSHEY'S
RETRONEU
ATLANTIS crystal
PEDRINI
Cuisinart
HOFFRITZ
CASAMODA
Calvin Klein home
SASAKI
KitchenAid FOR THE WAY IT'S MADE
FARBERWARE
Pfaltzgraff
INTERNATIONAL SILVER COMPANY
TOWLE SILVERSMITHS
WALLACE
JOSEPH ABBOUD
NAUTICA
BLOCK China & Crystal
ROSHCO
KAMENSTEIN
SABATIER

LIFETIME BRANDS

November 2006

Forward-Looking Statements

This presentation contains certain forward-looking statements, including statements concerning the company's future prospects. These statements involve risks and uncertainties, including risks relating to general economic conditions and risks relating to the company's operations, such as the risk of loss of major customers. These risks are detailed in the company's filings with the Securities and Exchange Commission.

Agenda

Investment Overview

- The Lifetime Advantage
- Operating Division Overviews
- Strategy for Continued Growth
- Financial Performance
- Appendix: Financial Statements


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff.
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Investment Overview

- **High-growth consumer products company with established track record of excellent financial performance**
  - Sales: 56% CAGR 2002-2005 with sustained 20% annual organic growth
  - EPS: 53% CAGR 2002-2005

- **Highly-differentiated operating model**
  - Unique combination of powerful brands, a strong culture of innovation and advanced sourcing expertise

- **Clear strategy for continued organic growth, augmented with selective acquisitions**

- **Strong outlook for continued profitable growth**
  - Sustained 15+% organic sales growth projected
  - Opportunities for operating profit expansion



KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Focus on Three Markets

Market	Market Size	Our Categories	Sampling of Our Brands
Food Preparation	$9.1B	• Kitchenware • Cutlery & Cutting Boards • Bakeware & Cookware • Pantryware & Spices	FARBERWARE, KitchenAid, SABATIER, Cuisinart, HOFFRITZ, KAMENSTEIN, ROSHCO
Tabletop	$4.5B	• Flatware • Dinnerware • Glassware	WALLACE, JOSEPH ABBOUD, NAUTICA, TOWLE, Calvin Klein, Pfaltzgraff, INTERNATIONAL SILVER COMPANY
Home Décor	$6.5B	• Wall Décor • Picture Frames • Non-electric Lighting • Lawn and Garden Décor	MELANNCO, elements

"Our goal is to be the #1 or #2 developer and marketer in every U.S. housewares category in which we compete by focusing on nationally recognized consumer brands."

-- Jeff Siegel, Chairman and CEO

Note: Industry supplied statistics


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff.
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Our Business





2006 Sales Forecast Breakdown


DIRECT-TO-CONSUMER
18%
FOOD PREPARATION
53%
HOME DÉCOR
10%
TABLETOP
19%
Wholesale
82%








Agenda

- Investment Overview
- **The Lifetime Advantage**
- Operating Division Overviews
- Strategy for Continued Growth
- Financial Performance
- Appendix: Financial Statements


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

The Lifetime Advantage

Broad distribution through all retail channels and direct-to-consumer

Brands	Innovation	Sourcing
A commanding brand strategy	Compelling product design and innovation	Advanced sourcing and manufacturing capabilities

Full service relationship team servicing our key partners

LIFETIME BRANDS

Powerful Brands

FARBERWARE
KitchenAid
KAMENSTEIN
SABATIER
HOFFRITZ
TOWLE SILVERSMITHS
Cuisinart
Pfaltzgraff
WALLACE
JOSEPH ABBOUD
INTERNATIONAL SILVER COMPANY
JELL-O
NAUTICA
MELANNCO beyond the basic
ROSHCO
elements beyond the basic
CASAMODA
Calvin Klein home
PEDRINI
RETRONEU
SASAKI
BLOCK
:use

Over 30 brands, many the key aspirational brands for their category, including three of the top four Kitchenware brands

Multiple brands in each product category allow for the effective targeting consumers at every level of retailer

Culture of Innovation

- In-house design and development department of 90 professionals located in five design centers in the U.S. and China
- Over 3,000 new products will be developed or redesigned in 2006
- Expertise in product design for manufacturability
- 140+ design and utility patents owned
- Investment in design technology allows rapid prototyping
  - Reduces time to market
  - Creates better trade relationships








KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Sourcing Expertise

- Sourcing products in the Far East for over 46 years
- Long-term direct relationships with primary vendors
- Four company-operated sourcing offices worldwide
  - Provide engineering, logistics, QC
  - Staffed with over 150 professionals
- Nine warehouse distribution centers located strategically near ports of entry in the U.S.
- Advanced electronic interfaces


Farberware® Chef knife - $8.96


Wusthof® knife - $95.00


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Broad Distribution

Mass Market Retailers
WAL★MART, TARGET, ShopKo, FredMeyer

Department Stores
Boscov's, Federated, macy's, Belk, bloomingdale's, SAKS FIFTH AVENUE, BON-TON

Specialty Stores
LINENS-N-THINGS, BED BATH & BEYOND, fortunoff, Kirkland's, WILLIAMS-SONOMA

Electronic Retailers
amazon.com, HSN, QVC

Supermarkets
STOP&SHOP, Kroger, A&P, Publix, Ahold, WINN-DIXIE

- Distribute products through all distribution channels and price points
- Sell to 75+% of top 100 housewares retailers

Direct-to-Consumer
84 Outlet Stores, Catalog & Internet
FARBERWARE
Pfaltzgraff

Home Centers
THE HOME DEPOT, LOWE'S

Warehouse and Clubs
SAM'S CLUB, BJ's, COSTCO WHOLESALE

Off-Price Retailers
Marshalls, ROSS, Tuesday Morning, TJ·maxx

National Chains
KOHL'S, JCPenney, Sears


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Full Service Relationship Team

Team-based

- Team composed of Relationship Managers and Category Specialists, not just individual salespeople
- Improves service levels and reduces risk of single point of customer contact

Focused

- Emphasis placed on top 40 significant accounts which account for over 80% of sales
- Average organic sales growth of 20+% expected for significant accounts in 2006

Experienced

- Each Division President has over 25 years in the industry
- Extensive training and clear internal promotion paths ensure the next generation of management

Management team has significant equity ownership

Agenda

- Investment Overview
- The Lifetime Advantage
- **Operating Division Overviews**
- Strategy for Continued Growth
- Financial Performance
- Appendix: Financial Statements

Food Preparation

- **#1 in $9.1B U.S. food preparation market:**
  - **Kitchenware**
  - **Cutlery & Cutting Boards**
  - **Bakeware & Cookware**
  - **Pantryware & Spices**
- **4,000+ Kitchenware products**
- **Cutlery sales in every style, at every price point ($30 - $300)**
- **Bakeware products in all major materials (metals, ceramics, silicone)**
- **Introducing Cookware under Hoffritz®, Pedrini® and Sabatier® brands in 2006**
- **Growing Pantryware sales by transitioning to higher margin items with added features**








KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Tabletop

- **$4.5M market in the U.S.**
- **Product of a series of four acquisitions in 2004-2006**
- **Growing sales and margins by leveraging product design and sourcing expertise to create products that appeal to modern tastes at competitive price points**
- **Calvin Klein Home®, Atlantis®, Sasaki®, Wallace® and Towle® brand names expediting entrée to the "upstairs" trade**







Pfaltzgraff WALLACE SASAKI BLOCK JOSEPH ABBOUD

TOWLE SILVERSMITHS Calvin Klein home NAUTICA Cuisinart INTERNATIONAL SILVER COMPANY


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Home Décor

- $6.5B market in the U.S.
- Elements® offers trend-right seasonal and everyday décor products
- Melannco® a leading supplier of fashionable, upscale frames, photo albums and photo storage
- Innovative designs offer discernable benefits for the consumer
- Value priced but high perceived value
- Extensive product line refreshed every 90 days
- Unlimited opportunity for proprietary product development programs



MELANNCO m   elements e


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Direct-to-Consumer Business

- Sell household products directly to the consumer through:
  - 84 retail outlet stores
  - Internet (www.pfaltzgraff.com)
  - Mail-order catalogs
- Significant growth opportunity
  - 20% CAGR for Catalog and Internet sales (2003 - 2005)
  - 4.5 million "active" names in database
- Growth potential from leveraging DTC infrastructure across all major brands, including direct sales over the Internet
- Developing new e-commerce selling sites for Farberware®, Towle®, Wallace®, Hoffritz® and Sasaki®


Pfaltzgraff


PFALTZGRAFF


Pfaltzgraff

Pfaltzgraff FARBERWARE®

Agenda

- Investment Overview
- The Lifetime Advantage
- Operating Division Overviews
- **Strategy for Continued Growth**
- Financial Performance
- Appendix: Financial Statements

Growth Drivers



Expand product categories
3
Introduce more innovative products
2
Increase customer penetration
4
LIFETIME BRANDS
Increase sales of premium brands
1
Grow direct-to-consumer
5
Pursue selective acquisitions
6


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff.
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Five Organic Growth Drivers

1 Increase sales of premium brands

- Industry growth of 4-5% expected to continue to be weighted toward premium brands
- Retailers with strongest growth favoring premium brands

2 Introduce more innovative products

- Increase market share through continued introduction of new and unique products
- Achieve higher price points through product differentiation

3 Expand product categories

- Select attractive markets for product category extensions
- Increase market size through prudent expansion of product breadth and selection

4 Increase customer penetration

- Retailers favor wholesalers that reliably introduce value-added products and deliver sustained execution
- Customer-centric sales teams drive share of shelf space

5 Grow direct-to-consumer

- Leverage recently acquired Pfaltzgraff infrastructure across all major brands, including direct sales over the Internet
- Expand use of database of 4.5MM consumers


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Growth through Opportunistic Acquisitions

Abundant opportunities

Fragmented industry

- Over 2,200 companies in the housewares market
- Most small privately held with few exit options

Many companies either lack known consumer brands or lack the ability to develop and source products effectively

Clear acquisition criteria

Experienced in-house M&A professionals apply rigorous analytical and strategic screens to each opportunity, including:

- Brand strength
- Category alignment
- Value creation opportunity
- Valuation

Demonstrated discipline to walk away rather than overpay

Proven integration capabilities

Successfully integrated nine acquisitions of varying sizes since 1995

Highly-leverageable infrastructure, including a SAP Enterprise 4.7 ERP system

In-house professionals experienced in both operational integration and systems conversion projects

Strategy Drives Acquisitions

Acquisition	Category	Strategic Value
SYRATECH	Tabletop/ Home Décor	▪ Added top flatware brands, opened home décor category
Salton	Tabletop	▪ Strengthened tabletop in fine china and crystal categories with prestigious brands
Pfaltzgraff	Tabletop	▪ Added wholesale and retail presence to tabletop; new product development expertise
Excel	Food Prep/ Tabletop	▪ Added strong cutlery brand and also provided entry into attractive tabletop category
Gemco	Food Prep	▪ Added functional glassware products to kitchenware category with little additional SG&A
:use	Bath	▪ New category extension into bath accessories
KAMENSTEIN	Food Prep	▪ Expanded offering into spices, spice racks
ROSHCO	Food Prep	▪ Facilitated entry into bakeware and cookware
HOFFRITZ	Food Prep	▪ Added strong brand with cutlery, kitchenware, bakeware and barware products


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff.
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

Agenda

- Investment Overview
- The Lifetime Advantage
- Operating Division Overviews
- Strategy for Continued Growth
- **Financial Performance**
- Appendix: Financial Statements


KitchenAid
FARBERWARE
KAMENSTEIN
SABATIER
Pfaltzgraff
Cuisinart
HOFFRITZ
SASAKI
PEDRINI
NAUTICA
Calvin Klein
WALLACE
TOWLE

History of Excellent Financial Performance

Net Sales ($MM)


CAGR: 33%
$300
$200
$100
$0
$131
$160
$190
$308
2002
2003
2004
2005

EBITDA ($MM)


CAGR: 44%
$30
$20
$10
$0
$10.4
$18.3
$18.9
$30.9
2002
2003
2004
2005

EPS ($ per share)


CAGR: 53%
$1.20
$0.80
$0.40
$0.00
$0.34
$0.78
$0.75
$1.23
2002
2003
2004
2005

Our Growth Targets

	Today	Target for next 3 – 5 years
Sales:	2006 guidance: \$480 - \$490M • 20% organic CAGR 2002-05	Sustained 15%+ top line organic growth
Margin:	2006 operating profit margin: 8.0%	100+bp *per annum* improvement
EPS:	2006 Guidance: \$1.45 - \$1.55	25%+ EPS growth

Acquisitions will be additive to long-term growth goals

Drivers of Operating Margin Enhancement

- Top-line revenue growth
  - Increase leverage from fixed cost infrastructure
  - Variable costs don’t grow in direct proportion to sales
- Impact of post-acquisition cost reductions, e.g.
  - Integration of corporate back-office functions
  - Elimination of multiple ERP systems and infrastructure
  - Optimization of numerous distribution facilities
- Increased operational efficiencies
  - Leverage power of new SAP system across entire organization
  - Continually evaluate and optimize cost base

Investment Highlights

- Established track record of excellent financial performance
- Highly-differentiated operating model
- Clear strategy for continued organic growth, augmented with selective acquisitions
- Strong outlook for continued profitable growth

Agenda

- Investment Overview
- The Lifetime Advantage
- Operating Division Overviews
- Strategy for Continued Growth
- Financial Performance

Appendix: Financial Statements

Balance Sheet

September 30, 2006

Figures in 000's

Assets		Liabilities & Equity	
Cash	$ 307	Short-term Debt	$ 30,000
Accounts Receivable	76,809	Accounts Payable	35,895
Inventories	166,215	Other Current Liabilities	47,584
Other Current Assets	14,120	Deferred Liabilities	10,629
Property & Equipment	36,682	Long-term Debt	5,000
Intangibles	62,396	Convertible Notes	75,000
Other Assets	5,740	Stockholders' Equity	158,161
	$ 362,269		$ 362,269

Income Statement

Figures in 000's except per share

	Year Ended December 31,		Nine Months Ended September 30,	
	2004	2005	2005	2006
Net Sales	$189,458	$307,897	$183,516	$300,126
Operating Income	$14,849	$25,172	$12,466	$12,553
Net Income (Loss)	$8,472	$14,109	$6,883	$6,073
Diluted EPS	$0.75	$1.23	$0.61	$0.45

LIFETIME BRANDS

November 2006


HERSHEY'S
RETRONEU
ATLANTIS crystal
PEDRINI
Cuisinart
HOFFRITZ
CASAMODA
Calvin Klein home
SASAKI
KitchenAid
FOR THE WAY IT'S MADE
FARBERWARE
Pfaltzgraff
INTERNATIONAL SILVER COMPANY
TOWLE SILVERSMITHS
WALLACE
JOSEPH ABBOUD
NAUTICA
BLOCK China & Crystal
ROSHCO
KAMENSTEIN
SABATIER